CEO Message

Stu Brightman

Forward Looking Statements

Forward-Looking Statements:

This presentation includes certain statements that are or may be deemed to be forward-looking statements. Generally, the use of words such as "may," "will," "expect," "intend," "estimate," "projects," "anticipate," "believe," "assume," "could," "should," "plans," "targets" or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements that we intend to be included within the safe harbor protections provided by the federal securities laws. These forward-looking statements include statements concerning expected results of operational business segments for 2015, anticipated benefits from our acquisitions of assets and businesses, projections concerning our business activities in the Gulf of Mexico, including potential future benefits from increased regulatory oversight of well abandonment and decommissioning activities, financial Guidance Mid-Point, estimated earnings, earnings per share, and statements regarding our beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond our control. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in the section titled "Certain Business Risks" contained in our Annual Report on Form 10-K for the year ended December 31, 2014, as well as other risks identified from time to time in our reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.

Further Disclosure Regarding the Use of Non-GAAP Measures:

TETRA and CSI Compressco LP define net debt as the sum of long-term and short-term debt on its consolidated balance sheet, less cash, excluding restricted cash on the consolidated balance sheet and excluding the debt and cash of CSI Compressco LP. Management views net debt as a measure of our ability to reduce debt, add to cash balances, pay dividends, repurchase stock, and fund investing and financing activities. Management views revenue excluding Maritech, cash from operating activities excluding Maritech, and EBITDA excluding Maritech as useful measures to asses our performance in prior periods following the sale of substantially all of our Maritech segment operations. EBITDA excluding Maritech, a performance measure used by management, is defined as net income (loss) plus: (1) interest expense (net of interest income), (2) income tax provision, and (3) depreciation, depletion, amortization, accretion and impairments, all of which are calculated excluding our Maritech operations. EBITDA excluding Maritech is not defined under GAAP and does not purport to be an alternative to net income or other GAAP financial measures as a measure of operating performance. Because not all companies use identical calculations, our presentation of EBITDA excluding Maritech may not be comparable to other similarly titled measures of other companies. Management views EBITDA excluding Maritech as useful to investors and other external users of our consolidated financial statements as an additional tool to evaluate and compare our operating performance, because EBITDA is widely used by investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation, depletion, and amortization, which can vary substantially from company to company. The reconciliation included in the Financial Data Appendix to this presentation is not a substitute for financial information prepared in accordance with GAAP, and should be considered within the context of our complete financial results for the periods indicated, which are available on our website at tetratec.com.

Strong 2015 Financial Performance

Q3		$ In Millions	YTD Q3	
2015	**2014**		**2015**	**2014**
$305	$305	Revenue(1)	$870	$758
-		% Change	15%	
$75	$57	Adjusted EBITDA(1)	$200	$123
32%		% Change	63%	
25%	19%	% of Revenue	23%	16%
$21	$12	Adjusted Profit Before Taxes(1)	$39	$21
75%		% Change	86%	
7%	4%	% of Revenue	5%	3%
$30	$4	Free Cash Flow(2)	$67	$28
10%	1%	% of Revenue	8%	4%

(1) TTI excluding Maritech(MRI) and unusual items. See appendix for reconciliation to GAAP
(2) Only TTI FCF exclusive MRI ARO's cash expenditures plus CCLP distributions

TETRA's Improving Credit Profile



In $ Millions
Debt and Liquidity(1)
$500
$400
$300
$200
$100
$-
$358
$379
$430
$395
$397
$358
$331
$190
$178
$115
$149
$142
$141
$166
2014-Q1
2014-Q2
2014-Q3
2014-Q4
2015-Q1
2015-Q2
2015-Q3
Liquidity
Debt



Leverage Ratio(2)
4.00x
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2.42x
2.73x
3.38x
2.94x
2.88x
2.36x
2.02x
2014-Q1
2014-Q2
2014-Q3
2014-Q4
2015-Q1
2015-Q2
2015-Q3
Leverage Ratio
Covenant

Four Consecutive Quarters of Improving Leverage Ratio

(1) Liquidity is sum of revolver availability unrestricted cash and excludes letters of credit. See appendix for reconciliation to GAAP
(2) TETRA's leverage ratio is TETRA debt plus letters of credit divided by TTM adjusted EBITDA plus CCLP distributions.

Realizing Our Vision


WHERE WE WERE
WHERE WE ARE
WHERE WE'RE GOING

Transformation of TETRA

- Long-Term Fluids Strategy
- Allocated Capital to Areas of Strength and Divested Non-Core Businesses
- DEDICATED TO THE CØRE
- Enhanced Leadership
- Proactively Reduced Cost and Build Into the Culture
- Created Operational Synergies Across the Company
- Diversified Our Customer Base

Transformation and Evolution

2007

Where We Were

55%
Total
Offshore
Svcs &
MRI
Revenue

$ millions


COMPRESSION
$83M
8%
PRODUCTION TESTING
$93M
9%
OFFSHORE SERVICES
$341M
34%
FLUIDS
$283M
28%
MARITECH
$214M
21%

Transformation and Evolution – Key Milestones

TETRA

2004
- Acquired Compressco
- Purchased TETRA Chemicals Europe

2009
- Calcium Chloride Plant Opened In El Dorado, Arkansas

2011
- IPO of Compressco
- Sold Maritech

2012
- Completed Acquisition of 3 PT Businesses
- Introduced Water Transfer

2014
- Acquisition of Compressor Systems, Inc.
- Developed New Clear Brine Fluid Innovations
- Acquired 100% Interest of Saudi Business

2015
- Guiding Towards $80M+ of FCF, $1.00/share

2011-2014 Downsized Offshore Services And Divested Multiple Assets

Transformation and Evolution

TTM 2015

As of 9/30/15

$ millions

Where We Are Today



OFFSHORE SERVICES
$128M
10%
PRODUCTION TESTING
$158M
13%
COMPRESSION
$483M
40%
FLUIDS
$443M
37%

#1 and #2 in all key services segments

One of the largest North American production testing companies

Footprint pulls through fluids

Vertically integrated completion fluids

Expanded fluids capability

The largest vertically Integrated compression provider

4th largest compression services fleet

Midstream focused

Compression, Fluids and PT represent 90% of revenue

Successfully Executing

TETRA

1

Significant Competitive Advantage in our Two Largest and Core Businesses

2

Allocation of Capital Towards Higher Return Fluids and Compression

3

Two Separate Capital Structures to Support And Grow the Two Core Businesses


GOAL:
Be the #2 Compression Services Company


GOAL:
Be the #3 Fluids Company

Uniquely Positioned for Continued Growth

TETRA

Solid Financial Results, Strong Free Cash Flow Generation, Debt Reductions, Strong Balance Sheet

77% of Revenue is from Segments with Competitive Advantages with Smaller Competitive Base

Industry Market Dynamics

Management Team is Driving Results

Closing Remarks

Stu Brightman

Closing Comments

- Key themes for TETRA in 2015 and beyond:
  - Strong free cash flow generation
  - Strength in fluids
  - CCLP provides stable cash flow
  - Flexible Offshore services cost structure
  - Production testing geographically balanced & has operating synergy with Fluids

Closing Comments

- Geographically diversified with
  < 34% of revenue dependent on U.S. onshore shales
- Technology focused – developing differentiated, value-added products
- Diverse group of blue chip customers in oil and gas, industrial and other markets
- Strong cost discipline
- Solid balance sheet

Closing Comments

- Ability of execute
- Demonstrated results
- Strong leadership
- Delivers results

COO Perspective

‘Going beyond the Tactical Execution’

Joseph Elkhoury

The Tactical Execution Journey

What did we achieve?

Why did we do it?

What did we do?

Can we sustain it?

YTD Q3 2015 Key achievements

TETRA

OVER
$55M
in documented cost savings

- From cost reduction initiatives and cost avoidance actions

OVER
38%
Reduction in OPEX dollars spend

- Over 13% reduction in our cost baseline

OVER
20%
Total Headcount reduction in 2015

- 15% G&A Headcount reduction
- $33M annualized 2015 savings
- 24% reduction in 2015 (Excl. CCLP)

TARGETING
$100M
In Revenue from 'New Business'

Revenue from:
- New Customers
- New Products or Services
- New Geographies

The "Outlook" entering 2015

Oil prices to average $70 to $80 in 2015

The continued drop in Oil prices to reduce visibility to E&P spend plans

- Sustained oil prices at < $70 to trigger noticeable spend adjustments

The 2014 fourth quarter O&G equities sell-off to change spend behaviors

- Largest 60 companies had lost over $630B in Value (post OPEC announcement)

Prolonged oil price weakness to have severe long term industry implications

- Reduced exploration activity, tighter capital spend, and project deferrals
- Rigs drop in marginal plays and Focus shifts to sweet-spot mature low-risk plays
- Industry to experience visible M&A activity

The Impact has been "severe"

Over 55% drop in Oil prices since last year, mainly driven by:

- The imbalance created by marketed supply
- The actual production
- The softening demand projections

And since last year, the rig count has dropped:

- 60% in US Land
- 55% in Canada
- 40% in Gulf Of Mexico
- 15% Internationally

Continued lack of visibility to 2016 E&P Budgets and Spend

'Lower for Longer'

All seem to have accepted this scenario

Little M&A activity (other than HAL/BHI, SLB/CAM)

- Companies are not willing to accept current Valuations
- Cash is going to prop balance sheets
- Limited structural damage, both E&P Operators and OFS Companies

What did we do?

TETRA

- Started earlier with our 'Tactical Execution'
- Continued our pro-active engagement
- Aggressively drove the process at all levels
- Assigned tasks and meaningful cost targets
- Monitored the progress and tracked the results

The Tactical Execution playbook

TETRA

Restore Profitability

- Fix financial performance
- Improve utilization
- Reposition crews
- Focus on profitable jobs

Eliminate Redundancy

- Optimize footprint
- Streamline operations
- Fit equipment to market needs
- Reward outstanding performance

Optimize Costs

- Reduce operating costs
- Share best practices
- Leverage supply chain capabilities
- Improve planning & forecasting

Grow Profitably

- Capture profitable work
- Relocate to high activity markets
- Identify target customers
- Improve market share

YTD Q3 2015 Documented impact

TETRA

Restore Profitability


2015 PBT
To Be Achieved
Achieved $2.8M

Eliminate Redundancy


2015 PBT
To Be Achieved
Achieved $24.2M

Optimize Costs


2015 PBT
To Be Achieved
Achieved $28.7M

Grow Profitably


2015
Revenue
PBT
In 2015 plan
Not Included

Eliminating Redundancy (example)

- Headcount reductions
  - 20% Total HC reduction in 2015 (24% from peak 2014)
  - 15% G&A HC reduction in 2015 (18% from peak 2014)



Headcount
5000
4000
3000
2000
1000
0
Peak 2014
End 2014
End Q3-2015
TTI
CCLP
TTI G&A
CCLP G&A
24% Total HC reduction from peak 2014
28% excluding CCLP

Optimizing Costs (examples)

- Impact from some documented savings and cost avoidance actions



Achieved by 9/30/15
To be achieved
Property Price Reductions
Lube oil savings for Compression fleet
Acid Pricing savings
Vendor/Supplier Discounts
Fuel Savings
Fleet reduction
Travel and related expenses
$
$$
$$$

Can we sustain these results?

How can we go

'beyond' the Tactical Execution?

What was our reputation*?

Commodity services

Well Maintained Equipment

Safety focused

Good Service quality

Not cheap

Little differentiation

** Feedback from 2014 Customer interviews and the 2014 PT customer survey*

The Tactical Execution playbook

TETRA

Restore Profitability

- Fix financial performance
- Improve utilization
- Reposition crews
- Focus on profitable jobs

Eliminate Redundancy

- Optimize footprint
- Streamline operations
- Fit equipment to market needs
- Reward outstanding performance

Optimize Costs

- Reduce operating costs
- Share best practices
- Leverage supply chain capabilities
- Improve planning & forecasting

Grow Profitably

- Capture profitable work
- Relocate to high activity markets
- Identify target customers
- Improve market share

Can these tactics lead to a Continuous Improvement Framework?

Tactics to Continuous Improvement Framework

TETRA

Restore Profitability	Market analysis	Safety	Utilization	Training
	Service delivery	Stop	Loading	Communication
	Portfolio management	Risk Assessment	Resources	Requirements
	Diversity	Policies	Suppliers	Achievement
Eliminate Redundancy	Customer segmentation	Health	Share	Competency
	Quality improvement	Evaluate	Support	Teamwork
	Volume	Risk Mitigation	Footprint	Talent
	Geography	Standards	Capacity	Recognition
Optimize Costs	Target identification	Quality	Price	Development
	Efficiency	Ask	Cost	Rewards
	Price management	Continuous improvement	Supply	Performance
	Ability to deliver	Procedures	Inventory	Social responsibility
Grow Profitably	Relationship management	Environment	Contracts	Growth
	FFM Solutions	Act	Structure	Retention
	Contracts management	Solutions	Equipment	Succession
	Technology	BBOs	Relations	Community

Can this Framework be part of our Culture?

Framework to Culture

TETRA

- Restore Profitability
- Eliminate Redundancy
- Optimize Costs
- Grow Profitably

Our *Customers* are important	Our Drive to *ZERO* incidents is essential	Our *Returns* are crucial	Our *Employees* are the key

Our Customer-Centric Culture


RETURNS
R
CUSTOMERS
C
DRIVE to ZERO
Ø
EMPLOYEES
E

DEDICATED TO THE CØRE

Our behaviors should help drive significant change

Our Key Behaviors

TETRA

- Build internal and external customer relationships
- Understand customer needs to provide solutions
- Exceed the customers' expectations
- Grow revenue with new business opportunities

C	Cultivate
A	Attend
R	Retain
E	Expand

- Drive to ZERO incidents
- Stop the job if necessary
- Follow HSE, Quality and Ethics guidelines at all times
- Live by the Code of Business Conduct everywhere

Z	Zero
E	Empower
R	Respond
O	Observe

- Grow returns and margins
- Focus on cost management
- Streamline operations
- Manage the supply side to create leverage

G	Grow
O	Optimize
A	Align
L	Leverage

- Train to enhance competency and career development
- Communicate effectively to improve teamwork
- Provide feedback to improve performance
- Recognize outstanding performance

T	Train
E	Engage
A	Appraise
M	Motivate

We are

DEDICATED TO THE CUSTOMER

DEDICATED TO THE DRIVE TO ZERØ

DEDICATED TO THE RETURNS

DEDICATED TO THE EMPLOYEES



RETURNS
R
CUSTOMERS
C
DRIVE to ZERO
Ø
EMPLOYEES
E

Our TETRA Customer-Centric framework is allowing us to drive key Behaviors to build an Accountability and Performance driven Culture



RETAIN
CULTIVATE
ATTEND
EXPAND

DEDICATED TO THE CØRE (examples)

TETRA


CUSTOMERS

- Introduced multiple Products and Services that provide Fit-For-Customer Solutions
- Achieved diversification through targeted Customer tactics


DRIVE TO
ZERØ


TTI HSE KPIs - YTD 2015
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
TRIR
DART
CVIR
EIR
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15


TETRA Incident Cost
12-Month Rolling Averages
$$
$
AUTO
MEDICAL
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15

DEDICATED TO THE CØRE (examples)


RETURNS

- Aggressively pursued cost buckets and drove cost avoidance
- Achieved good financial performance in difficult market conditions
- Secured financing with respected partner as we continue to execute our strategy


EMPLOYEES

- Aligned Metrics & Incentives to 'DEDICATED TO THE CØRE' and Financial performance
- Rolled out Rewards & Recognition programs
- Multiple employees have been recognized for implementing Cost Savings Initiatives

Can we sustain our performance?

TETRA

- Stay laser-focused with our Tactical Execution
  - Manage what we control to safeguard and improve margins
  - Leverage our Franchise to continue to diversify our customer base
- Continue to invest in Differentiation to provide Fit-For-Customer Solutions
- Drive 'DEDICATED TO THE CØRE' Key Behaviors to deliver superior results
- Benefit from any market recovery
  - Our current Structure and Cost baseline will enable us to swiftly deliver results
  - Any market recovery will see Spend improvement in Well Completions Activity first
- Take an opportunistic approach to execute our Strategy

Fluids

Jim Funke, Vice President and General Manager
Keith Schilling, Senior Vice President

Highlights

- Vertically integrated service provider of Clear Brine Fluids
- Significant investment and footprint
- Diversity of revenue
- Delivering customer solutions



Fluids

Chemicals/Completion Fluids

- Only vertically integrated service provider globally
- Seamless supply channel from manufacturing plants to CBF blending facilities
- Significant infrastructure
- Strong global competitor
- Advantaged cost position in non-oil and gas markets proximate to manufacturing plants

Water Management

- Treatment, transfer, storage, automation and monitoring capabilities
- Unique cost effective solutions for frac water management
- Proprietary technology with an exclusive supplier agreement
- Rapid deployment for shorter turnaround time between jobs
- Deployed in most of the key U.S. shale basins


CBF VALUE CHAIN
TETRA
PEERS
Raw Material Sourcing
CBF Production
END PRODUCT
END PRODUCT

Calcium Chloride Strengths

- Leading producer and marketer
  - Europe
  - North America
- Significant footprint and capabilities
  - Manufacturing
  - Logistics
- Diverse customer base
  - Oil and Gas: Drilling and completion fluids
  - Industrial applications
  - Road maintenance and de-icing
  - Food processing
  - Agriculture



Amboy, California Plant



Oil and Gas



Industrial Applications

Brominated Clear Brine Fluids Strengths

- **Long-term agreements**
  - Bromine supply
  - Toll manufacturing
- **State-of-the-art manufacturing plant**
- **Unique technologies**
  - Patented manufacturing processes
  - Rework fluids
- **A leading global provider**



Recent Capital Improvements

TETRA



West Memphis, AR

Expanded CaBr capacity
- Production
- Storage



Kokkola, Finland

Replaced filter press
- Reduced filter cake >66%
- Resulted in higher yields



El Dorado, AR

Added brine storage tank
- Increased utilization
- Lower operating cost

Calcium Chloride Footprint

TETRA

Leading supplier in
Europe and North America

Production Capacity
1.5 Million Tons Liquid
200,000 Tons Flake


Liquid $CaCl_2$ Plant
Liquid/Dry $CaCl_2$ Plant
Third Party Supply Agreements
New Supply – Hamm, Belgium

Brominated Clear Brine Fluids Footprint

TETRA

Long-term bromine supply agreement

Stable, predictable cost advantage

Co-producer swap and toll agreements



North Sea
Gulf of Mexico
Middle East
Brazil
TETRA's markets for CBFs
TETRA's plant and supply location
CBF Plant

Chemicals/Fluids North America Footprint

TETRA

Strong Market Network and Presence

280 Leased Cars **12** Barges **13** Terminals **5** Warehouses



- Liquid $CaCl_2$ Plant
- Liquid/Dry $CaCl_2$ Plant
- Liquid Terminal
- Dry Terminal
- CBF Plant

Chemicals Competencies

- Significant market presence
  - Europe and North America
  - Brominated CBFs and $CaCl_2$
- Balanced revenue diversification
- Long-term secure supply agreements
  - Bromine – Chemtura
  - HCl – various producers
  - Calcium chloride
- Strong supply chain infrastructure

Q3 2015 Revenue YTD



Water Management 12%
Non-Oil & Gas 24%
Oil & Gas Offshore 43%
Oil & Gas Onshore 21%

Value Proposition

- Utilize global network
- Cost advantaged delivery
- Bundled service offerings
- Differentiated technology advantage

Completions Fluids – Invested in Technology





- Invested in technological differentiation across the fluids business
- Technology Center proves the focus on research and development
- TETRA CS Neptune™ System - potential to change offshore completion market
- Numerous U.S. and foreign patents and applications

Recent Innovative Product Introductions

Completion Fluids	▪ TETRA CS Neptune ○ Developed as customized solution ○ Zinc free solution for deepwater and high-pressure wells
Additives	▪ TETRAClean™ ○ Environmentally friendly displacement system for wellbore cleanup of WBM, Diesel or SOBM. Surfactants and suspension polymers to disperse, remove, and suspend solids in one sweep. ▪ CO_2X ○ Corrosion inhibitor to prevent/minimize corrosion and treat acid gas reflux ▪ PayZone® ○ Bridge and plug voids and fractures as well as permeable and under-pressured zones
Filtration and Wellbore Cleanup	▪ UDW ○ Ultra Deep Water Filtration - small footprint, high rate filtration to protect producing formations and remove solids from completion fluids for uninterrupted supply ▪ AdvanceClean™ Special Tool Line ○ Wellbore brushes and scrapers suitable for most demanding risers and casings ○ Reliable, durable and simplistic
Water Management	▪ Automated Blending Control and Manifold ○ Measures input and output and mixes produced and fresh water for optimal tracing ○ Patented technology ▪ BioRid® Chemical ○ Used as slimicide and controls bacteria and algae

Fluid Management Around the Wellhead

1. Water Transfer Flow Line
2. BioRid® / TETRAClean™ Treatment
3. Blending Manifold
4. Working Tanks
5. Well
6. Flow Back
7. Recycle
8. Water Source
9. Pumping
10. Filtration



1.
2.
3.
4.
5.
6.
7.
Live Water Transfer
10.
Filtration
8.
Water Source
9.
Pumping

STORAGE		TREATMENT		TRANSFER		WELL TESTING	



Above ground storage	Portable storage	Lab analysis	Blender	Remote deployment vehicle	TETRA Steel	Frac Flowback	Production Testing

Market Infrastructure

- Leverage international footprint for expansion
- Fluid management around the wellhead
- Bundling services
- Utilize differentiated technology
- Solid position for activity recovery


North Sea
Middle East
Gulf of Mexico
Brazil
TETRA's primary markets for clear brine fluids
TETRA's plant and supply locations

Fluids – Financial Overview

Revenue


$140
$120
$100
$80
$60
$40
$20
$0
$94.0
$100.2
$99.6
$88.8
$105.1
$116.7
$105.3
$110.3
$99.3
$123.0
$110.6
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2013
2014
2015

Adjusted EBITDA and Margins


$50
$40
$30
$20
$10
$0
45%
35%
25%
15%
5%
-5%
23.6%
23.8%
26.7%
22.2%
22.8%
20.7%
23.6%
25.0%
26.7%
33.7%
38.2%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2013
2014
2015
Adj. EBITDA
Adj. EBITDA Margin

2015 YTD Revenue Profile


International
28%
United States
72%


Offshore
43%
Onshore
57%

Margin improvement sequentially for five straight quarters

(1) See appendix for reconciliation to nearest GAAP measures

Production Testing

Keith Schilling, Senior Vice President

Highlights

- Balanced domestically and internationally
- Saudi Arabia and Permian Basin represent biggest areas of concentration
- Customer base is the better capitalized operators that value HSE&Q
- Focused on completions that will rebound before drilling does (DUC's)
- Have meaningfully adjusted cost structure
- Management, sales and field offices supports multiple business segments
- YTD Q3-2015 adjusted EBITDA margin[1] of 18.0%



[1] *See appendix for reconciliation to GAAP*

Production Testing

Frac Flowback

Remove residual sand and debris to allow production to sales



Production Testing

Access and evaluate well performance under various conditions


CAUTION

Optima

Offshore Rig Cooling suppresses heat generated by high-rate flaring



Early Production Facilities

Deliver engineered customized process solutions



Service and Technology Differentiators

TETRA

Global Operations	Focused on regions where multiple products and services offerings or long-term contracts are available
Rig Cooling	▪ Innovative technology protects the rig and personnel ▪ Global infrastructure ▪ Customized engineered solutions
Early Production Facilities	▪ Bring production online faster ▪ On time delivery of engineer-designed, custom-built solutions ▪ Longer term duration contracts
Production Testing	▪ Extended flowback capabilities ▪ Trained experts ▪ Quality Management System
Compression	▪ Leveraging global footprint ▪ Expanding service offering ▪ Bundling Services

Focused on Key Markets

- United States – one of the largest production testing companies operating in all shale basins
- Saudi Arabia – 100% owned, 12 year presence, multiple onshore/offshore contracts
- Mexico – over a 20 year presence
- Early production facilities in select Latin America and Middle East locations

YTD 2015 Geographic Footprint


48%
United States
52%
International

Customer Base

- TETRA's HSE&Q standards represent a competitive advantage
- Balanced customer base:
  - National oil companies
  - Majors
  - Independents
  - Service companies
- Customer mix is evolving with recent wins with large independents and majors


2015 Q3 Production Testing
Revenue Mix by Customer
15%
National Oil Companies
17%
Service Companies
16%
Large Independents
4%
Majors
48%
Independents

Financial Performance

Strong Cost Discipline and Customer Diversification Tactics

North America Rig Count	-58%	
Revenue (YTD 2015 Q3)	-26%	
YTD Adjusted EBITDA Margins(1)	2014	2015
	17.8%	18.0%
Decremental Margins	17.0%	
Capital Expenditures YTD 2015 vs 2014	-$10M (65%)	

Adjusted EBITDA Margins have held despite a collapse in drilling activity

Will benefit quickly from any market recovery

Revenue(In $ Millions)



$60
$50
$40
$30
$20
$10
$0
$54.6
$47.4
$47.4
$46.6
$43.6
$42.4
$50.2
$56.6
$37.1
$34.8
$28.9
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2013
2014
2015

Adjusted EBITDA (In $ Millions) & Margins(1)



$18
$15
$12
$9
$6
$3
$0
30%
25%
20%
15%
10%
5%
0%
23.8% 24.4% 20.6% 16.4% 14.9% 16.1% 21.7% 27.4% 18.0% 19.7% 15.9%
$13.0 $11.6 $9.8 $7.6 $6.5 $6.8 $10.9 $15.5 $6.7 $6.9 $4.6
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2013
2014
2015
Adj. EBITDA
Adj. EBITDA Margin

(1) See appendix for reconciliation to GAAP

Offshore Services

Peter Pintar, Senior Vice President

Highlights

- **Ability to reduce/flex costs**
- **#1 or #2 in all our key sectors**
- **Cash flow positive in the valley of the cycle**

- Leading single source provider of offshore well abandonment and decommissioning services in the Gulf of Mexico
- Largest provider of heavy lift platform removals with two derrick barges



Offshore Services' Turnaround

TETRA

Restore Profitability	▪ Strengthened link across sales and operations ▪ Inserted higher profitability jobs into schedule
Eliminate Redundancy	▪ Reduced management layers, combined operating units ▪ Streamlined administrative support
Optimize Costs	▪ Achieved supply chain cost reductions ▪ Slimmed down asset base
Grow Profitably	▪ Sold services in new markets ▪ Pursued abrasives cutting growth strategy

Gulf of Mexico Shelf Decommissioning Market

~3,000
Idle Wells


Opelousas
Lake Charles
Lafayette
Beaumont
Port Arthur
New Iberia
Multi-Year
Known Market

~1,000
Idle Structures

$18 Billion Asset
Retirement Obligation

Source: Decomworld Offshore Decommissioning report 2015

Business Model

TETRA

Heavy Lift	Cutting Services	Downhole Services	Diving	Consulting Services
				

- Superior HSE&Q culture and operating performance
- Advanced engineering and project management capability
- Unique integrated service offering
- Asset light approach with total investment of $117 million
- Highly variable cost model

Financial Performance

A strong culture of cost discipline with a variable cost model

Q3		$ In Millions	YTD Q3	
2015	**2014**		**2015**	**2014**
$38	$62	Revenue	$85	$153
(39)%		% Change	(44)%	
$30	$58	Adjusted Operating Costs[(1)]	$79	$146
(48)%		% Change	(46)%	
$8	$4	Adjusted EBITDA[(1)]	$7.1	$6.7
99%		% Change	6%	
21.0%	6.5%	% of Revenue	8.4%	4.4%

(1) See appendix for reconciliation to GAAP

Financial Overview

Elijio Serrano – Chief Financial Officer

Strong 2015 Financial Performance

Q3		$ In Millions	YTD Q3	
2015	**2014**		**2015**	**2014**
$305	$305	Revenue(1)	$870	$758
-		% Change	15%	
$75	$57	Adjusted EBITDA(1)	$200	$123
32%		% Change	63%	
25%	19%	% of Revenue	23%	16%
$21	$12	Adjusted Profit Before Taxes(1)	$39	$21
75%		% Change	86%	
7%	4%	% of Revenue	5%	3%
$30	$4	Free Cash Flow(2)	$67	$28
10%	1%	% of Revenue	8%	4%

Multiple Product Introductions in Fluids & Large HP Utilization and Investments in Compression Driving Growth

Cost Reductions and Customer Diversification in Production Testing & Offshore Services Mitigating Lower Rig Count

(1) TTI excluding Maritech(MRI) and unusual items. See appendix for reconciliation to GAAP
(2) Only TTI FCF exclusive MRI ARO's cash expenditures plus CCLP distributions

TETRA Earnings Trending Up



TETRA Adjusted EBITDA(1) + CSI Compressco Distributions
Trailing Twelve Months - Millions
$190
$170
$150
$130
$110
$90
$70
13-Q3
13-Q4
14-Q1
14-Q2
14-Q3
14-Q4
15-Q1
15-Q2
15-Q3
TETRA adj. EBITDA
CCLP Distributions

Cumulative Impact of Many Actions Positively Impacting Earnings

(1) See appendix for reconciliation

Two Distinct & Separate Capital Structures

TETRA

$ Millions – As of 09/30/2015	TETRA	CSI Compressco
Unrestricted Cash	$7	$18
Revolver Availability(1)	$159	$157
Liquidity(2)	**$166**	**$175**
Revolver Outstanding(1)	$66	$243
Current Portion of LT Debt	$90	-
Long Term Debt	$175	$345
Total Debt	**$331**	**$588**

(1) Excludes letters of credits
(2) Liquidity is sum of revolver availability and unrestricted cash. See appendix for reconciliation to GAAP

Recent $125M Refinancing Further Strengthens TETRA's Balance Sheet

TETRA's Improving Credit Profile

TETRA


In $ Millions
Debt and Liquidity(1)
$500
$400
$300
$200
$100
$-
$358
$379
$430
$395
$397
$358
$331
$190
$178
$115
$149
$142
$141
$166
2014-Q1
2014-Q2
2014-Q3
2014-Q4
2015-Q1
2015-Q2
2015-Q3
Liquidity
Debt


Leverage Ratio(2)
4.00x
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2.42x
2.73x
3.38x
2.94x
2.88x
2.36x
2.02x
2014-Q1
2014-Q2
2014-Q3
2014-Q4
2015-Q1
2015-Q2
2015-Q3
Leverage Ratio
Covenant

Four Consecutive Quarters of Improving Leverage Ratio

(1) Liquidity is sum of revolver availability unrestricted cash and excludes letters of credit. See appendix for reconciliation to GAAP
(2) TETRA's leverage ratio is TETRA debt plus letters of credit divided by TTM adjusted EBITDA plus CCLP distributions.

No Significant Short-Term Maturities, Projected for $125M Refinancing


TETRA excl. CSI Compressco
$400
$350
$300
$250
$200
$150
$100
$50
$0
2015
2016
2017
2018
2019
2020
2021
2022
CSI Compressco
$400
$350
$300
$250
$200
$150
$100
$50
$0
2015
2016
2017
2018
2019
2020
2021
2022
Revolver
Senior Notes

Strong Balance Sheet For "Lower For Longer" Market
Only $50M of Maturing Debt before Q1-2019

Capital Allocation Philosophy

- Organic growth targeting mid-teen returns and quick payback
- Reduce outstanding debt, leverage ratio targets:
  - TETRA's ~2.0X …. but comfortable increasing to 2.5X for the appropriate investments
  - CSI Compressco's <4.0X ….. but comfortable up to 4.7X for short periods of time
- Fluids and compression strategic and adjacent tuck-in acquisitions
  - Sale and lease back type arrangements for CSI Compressco
- Seeking long-term meaningful growth through opportunistic acquisitions for fluids and compression
- Upon clarity of market, open to share repurchase



Management Perspective - Valuation

TETRA



TETRA

- Projected EBITDA of the individual business units (Fluids, Production Testing and Offshore Services) at peer multiples
  (Adjusted for corporate G&A, ebitda equivalent)
- Adjusted for TETRA's debt ($331M) and Maritech ARO ($50M)
- Plus 42% of the market cap of CSI Compressco ($202M as of 11/10/15), debt free
- Plus an appropriate multiple on the GP distribution ($2.9M Q3-15 annualized)

  = TETRA Sum of the Parts



CSI COMPRESSCO

- Contract compression MLP's have historically traded at 7-9% yield
- Targeting 1.1X-1.2X coverage ratio

Appendix

GAAP Reconciliations

TETRA

TETRA Consolidated - Adjusted EBITDA Reconciliation '($ in Millions)												
	Q4-12	Q1-13	Q2-13	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15
Income (Loss) Before Taxes	($5.1)	$3.2	($4.4)	$18.7	($17.6)	($10.7)	($2.5)	($24.8)	($119.9)	($2.1)	$18.1	$15.4
Interest Income/Expense	4.6	4.2	4.2	4.2	4.5	4.7	4.6	9.9	12.8	12.9	12.3	12.2
DD&A	18.4	19.7	20.1	20.8	20.5	23.0	22.0	33.2	38.6	38.3	39.1	38.9
Stock Option expense	2.0	1.9	1.8	1.5	1.6	1.9	1.4	1.5	2.0	1.6	2.6	3.6
Unusual Items	6.2	-	2.0	0.4	9.8	0.0	4.6	13.9	103.1	1.0	1.4	4.0
Adjusted EBITDA	**$26.2**	**$28.9**	**$23.6**	**$45.5**	**$18.8**	**$18.9**	**$30.1**	**$33.8**	**$36.7**	**$51.7**	**$73.5**	**$74.2**
Revenue	**$231.1**	**$208.6**	**$221.1**	**$254.3**	**$225.4**	**$212.9**	**$242.5**	**$306.4**	**$315.9**	**$251.1**	**$316.3**	**$305.1**

Maritech - Adjusted EBITDA Reconciliation '($ in Millions)												
	Q4-12	Q1-13	Q2-13	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15
Income (Loss) Before Taxes	($22.9)	($4.9)	($23.7)	($15.4)	($20.3)	($6.5)	($10.7)	($23.0)	($30.9)	$1.0	($0.3)	($1.6)
Interest Income/Expense	0.1	0.0	0.0	-	(0.0)	-	(0.0)	0.0	(0.0)	-	0.0	(0.0)
DD&A	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.3	0.3	0.4
Stock Option expense	-	-	-	-	-	-	-	-	-	-	-	-
Unusual Items	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	**($22.7)**	**($4.9)**	**($23.7)**	**($15.4)**	**($20.3)**	**($6.5)**	**($10.7)**	**($22.9)**	**($30.9)**	**$1.2**	**($0.0)**	**($1.2)**
Revenue	**$1.1**	**$1.2**	**$1.7**	**$1.4**	**$1.4**	**$1.4**	**$1.6**	**$1.0**	**$0.8**	**$1.5**	**$0.4**	**$0.5**

TETRA excl. Maritech - Adjusted EBITDA Reconciliation '($ in Millions)												
	Q4-12	Q1-13	Q2-13	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15
Income (Loss) Before Taxes	$17.8	$8.1	$19.3	$34.1	$2.6	($4.1)	$8.2	($1.9)	($88.9)	($3.0)	$18.4	$17.1
Interest Income/Expense	$4.5	$4.2	$4.2	$4.2	$4.5	$4.7	$4.6	$9.9	$12.8	$12.9	$12.3	$12.2
DD&A	$18.3	$19.6	$20.0	$20.7	$20.5	$23.0	$22.0	$33.2	$38.6	$38.1	$38.8	$38.5
Stock Option expense	$2.0	$1.9	$1.8	$1.5	$1.6	$1.9	$1.4	$1.5	$2.0	$1.6	$2.6	$3.6
Unusual Items	$6.2	0	$2.0	$0.4	$9.8	$0.0	$4.6	$13.9	$103.1	$1.0	$1.4	$4.0
Adjusted EBITDA	**$48.8**	**$33.8**	**$47.3**	**$60.9**	**$39.1**	**$25.4**	**$40.8**	**$56.7**	**$67.6**	**$50.5**	**$73.6**	**$75.4**
Revenue	**$230.1**	**$207.4**	**$219.4**	**$253.0**	**$224.1**	**$211.5**	**$240.9**	**$305.3**	**$315.1**	**$249.6**	**$315.9**	**$304.7**
EBITDA Margin	**21.2%**	**16.3%**	**21.6%**	**24.1%**	**17.4%**	**12.0%**	**16.9%**	**18.6%**	**21.4%**	**20.2%**	**23.3%**	**24.8%**
Adjusted PBT Margin	**10.4%**	**3.9%**	**9.7%**	**13.6%**	**5.6%**	**-1.9%**	**5.3%**	**4.0%**	**4.5%**	**-0.8%**	**6.3%**	**6.9%**

GAAP Reconciliations

TETRA excl. Maritech- Adjusted EBITDA Reconciliation '($ in Millions)												
	Q4-12	Q1-13	Q2-13	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15
Income (Loss) Before Taxes	$17.8	$8.1	$19.3	$34.1	$2.6	($4.1)	$8.2	($1.9)	($88.9)	($3.0)	$18.4	$17.1
Interest Income/Expense	$4.5	$4.2	$4.2	$4.2	$4.5	$4.7	$4.6	$9.9	$12.8	$12.9	$12.3	$12.2
DD&A	$18.3	$19.6	$20.0	$20.7	$20.5	$23.0	$22.0	$33.2	$38.6	$38.1	$38.8	$38.5
Stock Option expense	$2.0	$1.9	$1.8	$1.5	$1.6	$1.9	$1.4	$1.5	$2.0	$1.6	$2.6	$3.6
Unusual Items	$6.2	-	$2.0	$0.4	$9.8	$0.0	$4.6	$13.9	$103.1	$1.0	$1.4	$4.0
Adjusted EBITDA	**$48.8**	**$33.8**	**$47.3**	**$60.9**	**$39.1**	**$25.4**	**$40.8**	**$56.7**	**$67.6**	**$50.5**	**$73.6**	**$75.4**

CSI Compressco - Adjusted EBITDA Reconciliation '($ in Millions)												
	Q4-12	Q1-13	Q2-13	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15
Income (Loss) Before Taxes	$5.9	$5.3	$3.1	$5.3	$6.1	$5.3	$5.4	($4.0)	$3.4	$2.4	$1.5	$2.0
Interest Income/Expense	0.0	0.1	0.1	0.1	0.2	0.2	0.1	5.0	7.7	7.9	8.0	8.2
DD&A	3.5	3.5	3.5	3.7	3.6	3.7	3.8	13.5	20.0	20.0	20.6	20.6
Stock Option expense	0.6	0.3	0.4	0.3	0.4	0.2	0.2	0.5	0.6	0.5	0.7	0.5
Unusual Items	-	-	0.2	0.4	0.3	-	0.9	10.6	2.9	0.4	0.0	0.0
Adjusted EBITDA	**$10.0**	**$9.1**	**$7.3**	**$9.9**	**$10.7**	**$9.3**	**$10.4**	**$25.6**	**$34.5**	**$31.2**	**$30.8**	**$31.3**

TETRA excl. Maritech and CSI Compressco - Adjusted EBITDA Reconciliation '($ in Millions)												
	Q4-12	Q1-13	Q2-13	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15
Income (Loss) Before Taxes	$11.9	$2.9	$16.3	$28.8	($3.5)	($9.4)	$2.8	$2.1	($92.3)	($5.4)	$17.0	$15.1
Interest Income/Expense	$4.5	$4.1	$4.1	$4.1	$4.4	$4.6	$4.5	$4.9	$5.1	$5.0	$4.4	$4.0
DD&A	$14.8	$16.2	$16.5	$17.0	$16.8	$19.3	$18.2	$19.7	$18.6	$18.1	$18.2	$17.9
Stock Option expense	$1.5	$1.5	$1.4	$1.2	$1.2	$1.7	$1.2	$1.1	$1.3	$1.1	$1.9	$3.2
Unusual Items	$6.2	-	$1.8	-	$9.5	$0.0	$3.7	$3.4	$100.2	$0.5	$1.4	$4.0
Adjusted EBITDA	**$38.8**	**$24.7**	**$40.0**	**$51.0**	**$28.4**	**$16.1**	**$30.3**	**$31.1**	**$33.0**	**$19.3**	**$42.7**	**$44.1**
CCLP Distibutions	**$5.2**	**$5.5**	**$5.6**	**$5.6**	**$5.6**	**$5.7**	**$5.8**	**$5.9**	**$6.8**	**$7.4**	**$7.6**	**$7.7**
TETRA Adj.EBITDA + CCLP Distr.	**$44.0**	**$30.2**	**$45.6**	**$56.6**	**$34.0**	**$21.9**	**$36.1**	**$37.0**	**$39.8**	**$26.7**	**$50.4**	**$51.8**
TTM TETRA Adj. EBITDA + CCLP Distr.				**$176.3**	**$166.3**	**$158.0**	**$148.6**	**$129.0**	**$134.8**	**$139.6**	**$153.9**	**$168.6**

GAAP Reconciliations

TTI Free Cash Flow Reconciliation						
	Q1-14	Q2-14	Q3-14	Q1-15	Q2-15	Q3-15
TTI Consolidated						
Cash from operations	36.1	4.6	11.3	27.8	54.3	36.1
ARO settlements	$13.3	$16.5	$10.5	$0.6	$3.8	$0.8
Capital Expenditures, net of sales proceeds	(24.8)	(23.2)	(31.1)	(46.1)	(23.2)	(21.9)
Free Cash flow before ARO settlements	24.5	(2.1)	(9.2)	(17.8)	35.0	14.9
CSI Compressco						
Cash from operations	16.2	4.7	10.4	32.5	19.7	11.3
Capital Expenditures, net of sales proceeds	(6.0)	(4.9)	(17.9)	(37.2)	(19.9)	(18.9)
Free Cash Flow	10.2	(0.2)	(7.6)	(4.7)	(0.2)	(7.6)
TTI Only						
Cash from operations	19.8	(0.2)	0.9	(4.7)	34.6	24.7
ARO settlements	13.3	16.5	10.5	0.6	3.8	0.8
Capital Expenditures, net of sales proceeds	(18.8)	(18.3)	(13.2)	(9.0)	(3.3)	(3.0)
Free cash flow before ARO settlements	14.3	(2.0)	(1.7)	(13.1)	35.2	22.5
Distributions from CCLP	5.7	6.0	5.9	7.3	7.7	7.7
TTI 's Free Cash Flow	**$20.0**	**$4.0**	**$4.2**	**($5.7)**	**$42.9**	**$30.2**

GAAP Reconciliations

TTI excluding CCLP Liquidity Reconciliation							
	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15
Senior Notes	$305.0	$305.0	$305.0	$305.0	$305.0	$265.0	$265.0
Revolver Outstanding	52.8	74.2	125.3	90.1	91.7	92.9	66.1
Total Debt	$357.8	$379.2	$430.3	$395.1	$396.7	$357.9	$331.1
Total Revolver	225.0	225.0	225.0	225.0	225.0	225.0	225.0
Revolver Outstanding	(52.8)	(74.2)	(125.3)	(90.1)	(91.7)	(92.9)	(66.1)
Revolver Availability	172.2	150.8	99.7	134.9	133.3	132.1	158.9
Revolver Availability	172.2	150.8	99.7	134.9	133.3	132.1	158.9
Cash excl. Restrcited Cash	17.7	26.7	15.1	14.3	9.0	8.7	7.2
Liquidity	**$189.9**	**$177.5**	**$114.8**	**$149.2**	**$142.3**	**$140.8**	**$166.0**

Reconciliations

Fluids - Adjusted EBITDA Reconciliation '($ in Millions)											
	Q1-13	Q2-13	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15
Income (Loss) Before Taxes	$17.0	$17.8	$20.9	$13.7	$18.5	$17.1	$16.5	$12.6	$17.7	$32.6	$33.2
Interest Income/Expense	(0.0)	(0.1)	(0.1)	(0.0)	(0.0)	(0.1)	(0.1)	(0.0)	(0.0)	(0.1)	(0.0)
DD&A	5.1	5.7	5.8	5.9	7.8	7.2	8.5	14.3	8.7	8.8	8.7
Stock Option expense	-	-	-	-	-	-	-	-	-	-	-
Unusual Items	-	0.4	-	0.1	(2.3)	0.0	-	0.6	0.1	0.2	0.4
Adjusted EBITDA	$22.1	$23.8	$26.6	$19.7	$24.0	$24.2	$24.9	$27.5	$26.6	$41.5	$42.3
Revenue	$94.0	$100.2	$99.6	$88.8	$105.1	$116.7	$105.3	$110.3	$99.3	$123.0	$110.6
EBITDA Margin	23.6%	23.8%	26.7%	22.2%	22.8%	20.7%	23.6%	25.0%	26.7%	33.7%	38.2%

Production Testing - Adjusted EBITDA Reconciliation '($ in Millions)											
	Q1-13	Q2-13	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15
Income (Loss) Before Taxes	$6.3	$4.3	$2.8	$0.7	($2.8)	($0.2)	$3.4	($66.5)	$0.0	($0.5)	($4.5)
Interest Income/Expense	(0.0)	0.0	(0.0)	0.0	(0.0)	(0.1)	0.0	(0.0)	(0.0)	0.0	0.0
DD&A	6.7	6.7	7.0	6.8	7.6	7.1	7.4	21.7	6.3	6.2	6.0
Stock Option expense	-	-	-	-	-	-	-	-	-	-	-
Unusual Items	-	0.5	-	0.1	1.7	0.0	-	60.4	0.4	1.1	3.1
Adjusted EBITDA	$13.0	$11.6	$9.8	$7.6	$6.5	$6.8	$10.9	$15.5	$6.7	$6.9	$4.6
Revenue	$54.6	$47.4	$47.4	$46.6	$43.6	$42.4	$50.2	$56.6	$37.1	$34.8	$28.9
EBITDA Margin	23.8%	24.4%	20.6%	16.4%	14.9%	16.1%	21.7%	27.4%	18.0%	19.7%	15.9%

Offshore Services - Adjusted EBITDA Reconciliation '($ in Millions)											
	Q1-13	Q2-13	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15
Income (Loss) Before Taxes	($5.2)	$9.7	$20.6	($2.2)	($8.0)	$1.8	$0.6	($20.7)	($8.6)	$2.1	$4.6
Interest Income/Expense	0.0	0.0	0.0	0.0	0.0	0.0	-	-	-	-	-
DD&A	3.7	3.5	3.6	12.8	3.3	3.3	3.4	16.9	2.8	2.9	2.9
Stock Option expense	-	-	-	-	-	-	-	-	-	-	-
Unusual Items	-	0.3	-	-	0.0	2.1	-	3.9	0.0	0.0	0.5
Adjusted EBITDA	($1.5)	$13.6	$24.2	$10.6	($4.6)	$7.3	$4.0	$0.1	($5.8)	$5.0	$8.0
Revenue	$37.6	$64.5	$86.4	$67.3	$35.3	$56.2	$61.5	$42.3	$11.8	$35.7	$37.9
EBITDA Margin	-4.0%	21.0%	28.0%	15.8%	-13.0%	12.9%	6.5%	0.2%	-49.5%	14.0%	21.0%
Adjusted Operating Costs	$39.1	$50.9	$62.2	$56.7	$39.9	$49.0	$57.5	$42.2	$17.6	$30.7	$29.9

Reconciliations

TETRA

CSI Compressco - Adjusted EBITDA Reconciliation '($ in Millions)											
	Q1-13	Q2-13	Q3-13	Q4-13	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15
Income (Loss) Before Taxes	$11.9	$3.8	$1.0	$4.2	$5.2	$0.6	($0.1)	$3.2	$2.4	$1.5	$2.1
Interest Income/Expense	7.2	7.4	7.2	7.4	7.3	7.5	7.4	7.7	7.9	8.0	8.2
DD&A	16.8	17.3	17.7	19.8	18.6	18.4	18.9	20.1	20.0	20.7	20.7
Stock Option expense	0.3	0.4	0.3	0.4	0.2	0.2	0.5	0.6	0.5	0.7	0.5
Unusual Items	-	0.2	0.5	0.3	-	0.8	13.1	2.9	0.4	0.0	0.0
Adjusted EBITDA	**$36.2**	**$29.1**	**$26.7**	**$32.1**	**$31.3**	**$27.5**	**$39.8**	**$34.5**	**$31.2**	**$30.9**	**$31.4**
Revenue	**$144.5**	**$114.7**	**$90.5**	**$103.1**	**$122.8**	**$109.3**	**$133.4**	**$124.8**	**$102.9**	**$126.5**	**$128.9**
EBITDA Margin	**25.1%**	**25.4%**	**29.5%**	**31.1%**	**25.5%**	**25.2%**	**29.8%**	**27.6%**	**30.3%**	**24.4%**	**24.4%**

CSI Compressco Liquidity Reconciliation					
	Q3-14	Q4-14	Q1-15	Q2-15	Q3-15
Senior Notes	$344.9	$345.0	$345.1	$345.2	$345.3
Revolver Outstanding	165.0	195.0	208.0	233.0	243.0
Total Debt	$509.9	$540.0	$553.1	$578.2	$588.3
Total Revolver	400.0	400.0	400.0	400.0	400.0
Revolver Outstanding	(165.0)	(195.0)	(208.0)	(233.0)	(243.0)
Revolver Availability	235.0	205.0	192.0	167.0	157.0
Revolver Availability	235.0	205.0	192.0	167.0	157.0
Cash excl. Restrcited Cash	21.1	34.1	25.5	33.3	18.3
Liquidity	**$256.1**	**$239.1**	**$217.5**	**$200.3**	**$175.3**

Reconciliations

TETRA

Distributable Cash Flow In $Millions		YTD Sept 2015
Net Income	$	5
Provision for Income Taxes		1
Depreciation and Amortization		61
Interest Expense, net		24
EBITDA	**$**	**91**
Less:		
Current income tax benefit		0
Maintenance capital expenditures		8
Interest Expense		24
Plus:		
Non-cash cost of compressors sold		1
Equity Compensation		2
Amortization of financing Costs		2
CSI transaction related costs		0
Distributable Cash Flow	**$**	**64**
Cash distribution attributable to period	**$**	**52**
Coverage Ratio		**1.2x**

(Thousands,except unit price)

Market Capitalization Reconciliation:		
Market price per unit on 11/10/2015	$	14.50
Units outstanding as of 11/10/2015		33,186
Market Capitalization	**$**	**481,199**
Enterprise Value:		
Market Capitalization	$	481,199
Debt as of 9/30/2015	$	588,349
Enterprise Value	**$**	**1,069,548**